UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 11, 2010

AllianceBernstein l.p.
(Exact name of registrant as specified in its charter)

Delaware	000-29961	13-4064930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	212-969-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2.	Financial Information

Item 2.02.	Results of Operations and Financial Condition.

AllianceBernstein L.P. (“AllianceBernstein”) is furnishing the news release it issued on February 11, 2010 announcing financial and operating results for the quarter ended December 31, 2009 and the availability of its Form 10-K for the fiscal year ended December 31, 2009 (“4Q09 Release”).  The 4Q09 Release is attached hereto as Exhibit 99.01.

AllianceBernstein is furnishing its Fourth Quarter 2009 Review, dated February 11, 2010 (“4Q09 Review”). The 4Q09 Review is attached hereto as Exhibit 99.02.

AllianceBernstein Holding is furnishing a transcript of its conference call with analysts relating to the 4Q09 Release and the 4Q09 Review (“4Q09 Transcript”).  The call took place on February 11, 2010.  The 4Q09 Transcript is attached hereto as Exhibit 99.03.

Section 7.	Regulation FD

Item 7.01.	Regulation FD Disclosure.

AllianceBernstein is furnishing the 4Q09 Release, which is attached hereto as Exhibit 99.01.

AllianceBernstein is furnishing the 4Q09 Review, which is attached hereto as Exhibit 99.02.

AllianceBernstein is furnishing the 4Q09 Transcript, which is attached hereto as Exhibit 99.03.

AllianceBernstein is also furnishing a news release (“AUM Release”) issued on February 11, 2010 in which it announced its preliminary assets under management as of January 31, 2010.  The AUM Release is attached hereto as Exhibit 99.04.

Section 9.	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.01	4Q09 Release.

99.02	4Q09 Review.

99.03	4Q09 Transcript.

99.04	AUM Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AllianceBernstein l.p.

Dated: February 12, 2010	By:	/s/ Robert H. Joseph, Jr.
Robert H. Joseph, Jr. Chief Financial Officer